UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2013

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2013, the registrant received a deficiency letter ("Deficiency Letter") from the Listing Qualifications Department of The NASDAQ Stock Market ("NASDAQ"). The letter stated that, due to registrant's inability to timely file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 (the "First-Quarter 10-Q"), registrant was no longer in compliance with NASDAQ Listing Rule 5250(c)(1).

In its Current Report on Form 8-K dated May 15, 2013 (the "Initial 8-K Report"), the registrant had previously reported the reasons for the late filing of its First-Quarter 10-Q, and that it expects to restate its financial statements for fiscal year 2012 and each of the 2012 fiscal quarters, as necessary, (the "Affected Statements").

As noted in the Initial 8-K Report, the registrant expects to complete its First-Quarter 10-Q and any required restatement of the Affected Statements, in accordance with GAAP, and file any amended 10-Q and 10-K reports reflecting the changes with the SEC, in each case on or about May 31, 2013. The registrant has discussed this plan with NASDAQ, and expects such new filings to form the basis of its plan to cure the deficiency cited Deficiency Letter.

A copy of the registrant's press release dated May 22, 2013 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

A copy of the registrant's press release dated May 22, 2013 is attached as Exhibit 99.1.

The information and exhibits submitted in this Report are and shall be deemed to furnished to the Securities and Exchange Commission (the "SEC"), and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The press release attached as Exhibit 99.1 to this Report includes "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about the expected range of any adjustment to net income for fiscal 2012 in its annual and quarterly financial statements (Affected Statements), and expected completion date of its filings with the SEC of either the First-Quarter 10-Q for the first quarter of 2013 or any of the Affected Statements. All statements other than statements of historical fact included in this press release regarding the company’s strategies, plans, objectives, expectations, and future operating results are forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Actual results could differ materially based upon a number of factors including those identified in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

May 22, 2013	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	May 22, 2013 Press Release